 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At our 2017 Annual Meeting, our shareholders voted on proposals to: (1) elect thirteen individuals nominated by the Board of Directors of the Company to serve until 2018; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2017; (3) provide an advisory vote on the compensation of our named executive officers; and (4) provide an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Gina R. Boswell	55,601,828	72,028	41,947	2,892,057

b) Election of Cari M. Dominguez	55,570,747	103,614	41,442	2,892,057

c) Election of William Downe	55,556,105	113,710	45,988	2,892,057

d) Election of John F. Ferraro	55,615,316	54,727	45,760	2,892,057

e) Election of Patricia Hemingway Hall	55,628,692	46,046	41,065	2,892,057

f) Election of Julie M. Howard	47,089,130	8,585,786	40,887	2,892,057

g) Election of Roberto Mendoza	55,630,695	38,974	46,134	2,892,057

h) Election of Ulice Payne, Jr.	53,927,519	1,743,141	45,143	2,892,057

i) Election of Jonas Prising	51,539,604	2,427,523	1,748,676	2,892,057

j) Election of Paul Read	55,619,188	50,864	45,751	2,892,057

k) Election of Elizabeth P. Sartain	55,596,669	78,240	40,894	2,892,057

l) Election of John R. Walter	55,077,166	592,910	45,727	2,892,057

m) Election of Edward J. Zore	54,633,515	1,036,622	45,666	2,892,057

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2017	57,981,328	588,618	37,914	—

3. Advisory vote on the compensation of our named executive officers	50,725,116	4,927,333	63,354	2,892,057
					Broker
	1 Year	2 Years	3 Years	Abstain	Non-Votes
4. Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers	46,920,175	15,273	8,739,851	40,504	2,892,057

Item 8.01 Other Events

On May 2, 2017 we issued a press release announcing that our Board of Directors declared a semi-annual dividend of $0.93 per share. The dividend will be paid on June 15, 2017 to shareholders of record as of the close of business on June 1, 2017. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                        Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: May 2, 2017	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press Release dated May 2, 2017